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                                                                    EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 24, 1996 on our audit of the combined financial statements of Offerdahl's Bagel Gourmet, Inc. and Affiliates, and to all references to our firm included in or made a part of this registration statement on Form S-3.

                                                      /s/ ARTHUR ANDERSEN LLP
                                                      ARTHUR ANDERSEN LLP

Denver, Colorado
April 6, 1998